                         FIRST AMENDMENT TO CREDIT AGREEMENT


    THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of the 23rd day of March 1997, and entered into among ON COMMAND CORPORATION, a Delaware corporation (the "Borrower"), the Lenders signatory thereto, and NATIONSBANK OF TEXAS, N.A., a national banking association, individually and as Administrative Agent (in such latter capacity, the "Administrative Agent").


                                     WITNESSETH:

    WHEREAS, the Borrower, the Lenders, and the Administrative Agent entered into a Credit Agreement, dated as of October 8, 1996 (as amended, restated, waived or otherwise modified from time to time, the "Credit Agreement"); and

    WHEREAS, the Lenders, the Administrative Agent, and the Borrower have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

    NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower the Lenders and the Administrative Agent agree as follows:

    SECTION 1. DEFINITIONS. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

    SECTION 2.  AMENDMENTS TO THE COVER PAGE AND PAGE 1 OF THE CREDIT
AGREEMENT.

    (a) The number $125,000,000 both on the cover page and at the top of page 1 of the Credit Agreement shall be amended in their entirety to read $150,000,000.

    (b) The second and third paragraphs on Page 1 of the Credit Agreement shall be deleted and the following paragraphs shall be substituted in their stead:

              The Borrower has requested the Lenders to extend credit in the form of revolving loans, competitive bid rate loans, and letters of credit (such letters of credit in an aggregate face amount not to exceed $10,000,000), in a maximum aggregate principal amount for all such facilities at any time outstanding not in excess of $150,000,000. The proceeds of the Loans are to be used to refinance existing indebtedness and for general corporate purposes of the Borrower and its Subsidiaries, including, without limitation, working capital and strategic acquisitions permitted under the terms hereof.

         The Lenders are willing to extend a $150,000,000 aggregate credit facility to the Borrower in the form of either revolving loans, competitive bid rate loans or letters of credit, as elected by the Borrower, in each case on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

    SECTION 3. AMENDMENT TO THE DEFINITION OF "EBITDA". The definition of EBITDA on page 8 of the Credit Agreement shall be deleted in its entirety and the following definition substituted in its stead:

         "EBITDA" shall mean, with respect to any Person and its subsidiaries on a consolidated basis for any period, the consolidated net income of such Person and its subsidiaries for such period, computed in accordance with GAAP, plus, to the extent deducted in computing such consolidated net income and without duplication, the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, (d) allocation of income to minority interests in earnings of consolidated subsidiaries and (e) extraordinary losses (including restructuring provisions) during such period minus, to the extent added in computing such consolidated net income and without duplication, (y) extraordinary gains during such period and (z) allocation of losses to minority interests in earnings of consolidated subsidiaries. EBITDA shall be calculated in accordance with GAAP as in effect and applied by the Borrower on the date of this Agreement and, accordingly, shall exclude the effects of any changes in GAAP or its application by the Borrower after the date hereof, provided that, notwithstanding anything to the contrary in the preceding definition, "EBITDA" shall not include the $6,700,000 one-time extraordinary charges incurred in the fourth fiscal quarter of 1996.

    SECTION 4.  AMENDMENT TO SECTION 4.03(c), INCREASE OF LONG TERM COMMITMENT.
 Section 4.03(c) on page 58 of the Credit Agreement is hereby deleted in its entirety and the following Section 4.03 is hereby substituted in its stead:

         (c)  The sum of (i) the aggregate outstanding Revolving Loans  plus
    (ii) the aggregate amount of outstanding Competitive Loans shall never exceed $150,000,000 (as such $150,000,000 amount is reduced by each reduction in the Commitments and Total Commitment in accordance with
    Section 2.10 hereof).

    SECTION 5.  AMENDMENT TO SECTION 5.06, EMPLOYEE BENEFITS.   The number
$55,000,000 in Section 5.06 on page 61 of the Credit Agreement is hereby amended to read $5,000,0000.

    SECTION 6. AMENDMENTS TO SCHEDULES 2.01(a) AND 2.01(b). Schedules 2.01(a) and 2.01(b) to the Credit Agreement shall be deleted and the Schedules 2.01(a) and 2.01(b) attached to this First Amendment shall be substituted in their stead.

    SECTION 7. AFFIRMATION. The Borrower hereby acknowledges and agrees that nothing in this First Amendment shall affect the Borrower's obligations under the Credit Agreement or the other Loan Papers executed in connection therewith (except as specifically provided in this First Amendment), which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver by the Lenders of any of their rights or remedies, now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Papers or with respect to an Event of Default or Default, occurring now or at any time in the future.

    SECTION 8. CONDITIONS PRECEDENT. This First Amendment shall not be effective until

         (a) all proceedings of the Borrower taken in connection with this First Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and Lenders signatory hereto,

         (b) the Administrative Agent shall have received new promissory notes for each Lender satisfactory to it and appropriately evidencing the Obligations,

         (c) the Administrative Agent shall have received all other Loan Papers and documentation required by it to satisfactorily evidence the Obligations,

         (d) the Administrative Agent shall have received an opinion of counsel to the Borrower in form and substance acceptable to it, as to the enforceability of this First Amendment and all the Loan Papers, and as to such other matters as requested by the Administrative Agent,

         (e) affirmation of those certain guaranties executed by On Command Development Corporation, On Command Video Corporation, and SpectraVision, Inc., affirming the guaranties executed and delivered in connection with the Credit Agreement and acknowledging and guaranteeing the increase in the facility, and

         (f) the Administrative Agent and Lenders shall have each received such documents, instruments, and certificates, copies of resolutions, etc., each in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby.

    SECTION 9. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this First Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement after giving effect to this First Amendment, (c) its representations and warranties set forth in the Credit Agreement and other

Loan Papers are true and correct on the date hereof after giving effect to this First Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this First Amendment.

    SECTION 10. FURTHER ASSURANCES. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem reasonably necessary or appropriate in connection with this First Amendment.

    SECTION 11. COUNTERPARTS. This First Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

    SECTION 12. PRIOR WAIVER; ENTIRE AGREEMENT. THIS FIRST AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    SECTION 13. GOVERNING LAW. (a) THIS FIRST AMENDMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS FIRST AMENDMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

    (b) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY


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

LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

    SECTION 14. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BORROWER EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS FIRST AMENDMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

    IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed as of the date first set forth above.


BORROWER:                         ON COMMAND CORPORATION



                                  ---------------------------------------------
                                  By:
                                       ----------------------------------------
                                  Its:
                                       ----------------------------------------




LENDERS: NATIONSBANK OF TEXAS N.A., as Administrative Agent, and individually as a Lender


                                       ----------------------------------------
                                  By:  Gregory I. Meador
                                  Its: Vice President


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

                      SCHEDULE 2.01(a) - SHORT TERM COMMITMENTS




$100,000,000.00 -            NationsBank of Texas, N.A.,
                             901 Main Street, 64th Floor
                             Dallas, Texas  75202

                       SCHEDULE 2.01(b) - LONG TERM COMMITMENTS




$50,000,000.00  -            NationsBank of Texas, N.A.,
                             901 Main Street, 64th Floor
                             Dallas, Texas  75202